Prospectus Supplement

John Hancock Current Interest

John Hancock Money Market Fund (the fund)

Supplement dated October 1, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

Effective immediately, “APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS” to the Prospectus is amended to include the following:

J.P. MORGAN SECURITIES LLC

Effective October 1, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (contingent deferred sales charge (CDSC), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (SAI).

Class C to Class A share conversion

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A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares acquired through a right of reinstatement.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

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